                                                                   EXHIBIT 99.14

                   [LETTER HEAD OF FIRST USA APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-4
                _______________________________________________

               Monthly Period:                   08/01/96 to
                                                 08/31/96
               Distribution Date:                09/16/96
               Transfer Date:                    09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                    Class A                         $4.94000000
                                    Class B                          5.04666667
                                    Collateral Inv. Amt.             5.47528138
                                                           ---------------------
                                    Total (weighted avg.)           $4.99885253

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal
          amount                    Class A                         $4.94000000
                                    Class B                         $5.04666667
                                    Collateral Inv. Amt.            $5.47528138
                                                           ---------------------
                                    Total (weighted avg.)           $4.99885253
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------
          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                      $77,863,165.17
                                    Class B                        7,039,635.84
                                    Collateral Inv. Amt.           8,919,686.63
                                                           ---------------------
                                    Total                        $93,822,487.64
                                                           =====================

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                    Class A                      $10,896,408.35
                                    Class B                          984,599.46
                                    Collateral Inv. Amt.           1,247,202.90
                                                           ---------------------
                                    Total                        $13,128,210.71
                                                           =====================

          (b)  Principal Funding Investment Proceeds (to Class A)           N/A
          (c)  Withdrawals from Reserve Account (to Class A)                N/A
                                                           ---------------------
                Class A Available Funds                          $10,896,408.35
                                                           =====================


     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                             $16,965,492,542.30
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 3

          (b)  Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount during
               Accumulation Period)
                                    Class A                     $750,000,000.00
                                    Class B                       67,770,000.00
                                    Collateral Inv. Amt.          85,845,000.00
                                                           ---------------------
                                    Total                       $903,615,000.00

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                    Class A                              4.421%
                                    Class B                              0.399%
                                    Collateral Inv. Amt.                 0.506%
                                                           ---------------------
                                    Total                                5.326%

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the
               Revolving Period)
                                    Class A                                 N/A
                                    Class B                                 N/A
                                    Collateral Inv. Amt.                    N/A
                                                           ---------------------
                                    Total                                   N/A

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                    Class A                                 N/A
                                    Class B                                 N/A
                                    Collateral Inv. Amt.                    N/A
                                                           ---------------------
                                    Total                                   N/A

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days                                     $312,272,525.64
          (b)  65 - 94 days                                     $170,748,276.22
          (c)  95 - 124 days                                    $142,430,236.99
          (d)  125 - 154 days                                   $110,281,956.57
          (e)  155 - 184 days                                    $91,316,462.22
          (f)  185 or more days                                  $78,177,309.74
                                                           ---------------------
                                    Total                       $905,226,767.38
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during
               the Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")
                                    Class A                       $3,079,300.18
                                    Class B                          278,245.56
                                    Collateral Inv. Amt.             352,456.70
                                                           ---------------------
                                    Total                         $3,710,002.44
                                                           =====================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 5


          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

     7.   Investor Servicing Fee.
          ----------------------

          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for
               the Monthly Period
                                    Class A                         $937,500.00
                                    Class B                           84,712.50
                                    Collateral Inv. Amt.             107,306.25
                                                           ---------------------
                                    Total                         $1,129,518.75
                                                           =====================

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Collateral and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                    Class B                               $0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

     9.   Collateral Invested Amount
          --------------------------

          (a)  The amount of the Collateral Invested Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month
                                                                 $85,845,000.00

          (b)  The Required Collateral Invested Amount as of
               the close of business on the related Distribution
               Date after giving effect to withdrawals, deposits
               and payments to be made in respect of the preceding
               month
                                                                 $85,845,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 6


     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
          Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                          1.00000000
                                    Class B                          1.00000000
                                                           ---------------------
                                    Total (weighted aavg.)           1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period             12.51%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                    8.00%






C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date                   07/31/98

          (b)  Accumulation Period length (months)                            2

          (c)  Accumulation Period Factor                                  9.30

          (d)  Required Accumulation Factor Number                           11

          (e)  Controlled Accumulation Amount                   $634,090,909.09

          (f)  Minumum Payment Rate (last 12 months)                      9.54%


     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                    $0.00
          Plus:Principal Collections for Related Monthly
               Period from Principal Account                               0.00
          Plus:Interest on Principal Funding Account Balance
               for Related Monthly Period                                   N/A
          Less:Withdrawals to Finance Charge Account                        N/A
          Less:Withdrawals to Distribution Account                         0.00
                                                           ---------------------
     Ending Balance                                                       $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-4
Page 7


     3.   Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the
                previous Monthly Period                                      N/A

          Less: The amount deposited into the Principal
                Funding Account for the Previous Monthly
                Period                                                       N/A
                                                           ---------------------

                Accumulation Shortfall                                       N/A
                                                           =====================

                Aggregate Accumulation Shortfalls                            N/A
                                                           =====================

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                               N/A

          Less: Principal Funding Investment Proceeds                        N/A
                                                           ---------------------

                Principal Funding Investment Shortfall                       N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)   Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other
                amount designated by Transferor)                           0.00%

          (b)   Required Reserve Account Amount ($)                        $0.00

          (c)   Required Reserve Account Balance after
                effect of any transfers on the Related
                Transfer Date                                              $0.00

          (d)   Reserve Draw Amount transferred to the
                Finance Charge Account on the Related Transfer
                Date                                                       $0.00


     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred
          to the Finance Charge Account on the Related
          Transfer Date                                                      N/A

     3.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account
          transferred to the Finance Charge Account on the
          Related Transfer Date (1(d) plus 2 above)                          N/A

     4.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related Mthly               3.98%
          Period
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                    FIRST USA BANK
                                    as Servicer


                                    By: /s/ W. Todd Peterson
                                        ----------------------------------------
                                        W. Todd Peterson
                                        Vice President